November 2, 2015
Team Acquisition of Furmanite Presentation

Forward Looking Statements

This document contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects," "creates" or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Team's and Furmanite's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.

These forward-looking statements are subject to a number of factors, assumptions, risks and uncertainties which could cause Team's, Furmanite's or the combined company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

These factors, assumptions, risks and uncertainties include, but are not limited to: (1) Team's or Furmanite's stockholders may fail to approve the transaction, on the expected timeline or at all; (2) conditions to the closing of the merger may not be satisfied, on the expected timeline or at all; (3) the transaction may involve unexpected costs, liabilities or delays; (4) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (5) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (6) the businesses of Team and Furmanite may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (7) the expected growth opportunities, costs savings or other benefits from the transaction may not be fully realized or may take longer to realize than expected; (8) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (9) operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (10) reputational risks and the reaction of the companies' customers to the transaction; (11) diversion of management time on merger related issues; (12) customer acceptance of the combined company's products and services; (13) the outcome of any legal proceeding relating to the transaction; and (14) any changes in the strategy of Team, Furmanite or the anticipated strategy of the combined company. Additional factors that could cause Team's and Furmanite's results to differ materially from those described in the forward-looking statements can be found in Team's and Furmanite's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Team, Furmanite, or the proposed merger or other matters and attributable to Team, Furmanite or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Team and Furmanite do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Team/Furmanite Transaction

In connection with the proposed merger, Team intends to file a registration statement on Form S-4, which will include a preliminary prospectus and related materials to register the shares of Team common stock to be issued in the merger, and Team and Furmanite intend to file a joint proxy statement/prospectus and other documents concerning the proposed merger with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TEAM, FURMANITE AND THE PROPOSED MERGER.

When available, the joint proxy statement/prospectus will be mailed to stockholders of both Team and Furmanite. Investors will also be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Team will be available free of charge by contacting Greg L. Boane, Senior Vice President, Chief Financial Officer & Treasurer, Team, Inc., 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478, by telephone at (281) 331-6154 or by going to the Team's Investor Relations page on its corporate web site at www.Teaminc.com.

Documents filed with the SEC by Furmanite will be available free of charge from Furmanite by contacting Robert S. Muff, Chief Financial Officer and Chief Administrative Officer, Furmanite Corporation, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, by telephone at (713) 634-7777 or by going to the Furmanite's Investors page on its corporate web site at www.furmanite.com.

The content of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Additional Information About the Team/Furmanite Transaction

No Offer or Solicitation

This document is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Participants in the Solicitation

Team, Furmanite and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Team and Furmanite in connection with the proposed merger.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Team and Furmanite security holders in connection with the proposed merger will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC.

Information about the directors and executive officers of Team is included in the proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on August 21, 2015. Information about the directors and executive officers of Furmanite is included in the proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on June 11, 2015. Copies of the foregoing documents may be obtained as provided above.

Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

TEAM Representatives

Ted Owen, President & CEO

Greg Boane, SVP & Chief Financial Officer

Transaction Summary

- Merger is stock-for-stock.
- Furmanite shareholders will receive 0.215 shares of TEAM common stock for each share of Furmanite common stock.
- Furmanite shareholders will own approximately 27% of combined company.
- Both Boards unanimously support and approve the transaction.
- Shareholder approval is required from both TEAM and Furmanite shareholders.
- Merger expected to close in the first calendar quarter of 2016 subject to customary closing conditions.

Key Transaction Highlights

1. Creates Premier Global Industrial Services Company
2. Delivers a Balanced Portfolio of Standard to Specialty Services
3. Enhances Geographic Scale, Scope and Customer Access
4. Creates Significant Cost Savings / Accretive to Earnings
5. De-levers Balance Sheet and Creates Additional Financial Flexibility

Creates Premier Global Industrial Services Company

LTM Revenue by Business Segment

$ in millions

TEAM

Total LTM Revenue: $1,023.8



Quest Integrity Group ("QIG") $77.4
Mechanical Services ("MS") $301.0
Inspection & Heat Treating ("IHT") $645.4
8%
29%
63%

Furmanite

Total LTM Revenue: $400.2



MS $346.4
IHT $53.8
13%
87%

Combined

Total LTM Revenue: $1,424.0



QIG $77.4
MS $647.4
IHT $699.2
5%
46%
49%

Note: Represents LTM revenue as of June 30, 2015 and August 31, 2015 for Furmanite and TEAM, respectively. TEAM and Furmanite results pro forma for acquisition of Qualspec and divestiture of FTS, respectively.

Delivers a Balanced Portfolio of Standard to Specialty Services

LTM Revenue by Service Offering

$ in millions

TEAM

Total LTM Revenue: $1,023.8



Heat Treating ("HT") $99.5
Inspection & Assessment (1) $623.3
MS $301.0
10%
29%
61%

Furmanite

Total LTM Revenue: $400.2



HT $26.7
Inspection & Assessment $27.1
MS $346.4
6%
7%
87%

Combined

Total LTM Revenue: $1,424.0



HT $126.2
Inspection & Assessment $650.4
MS $647.4
9%
46%
45%

Note: Represents LTM revenue as of June 30, 2015 and August 31, 2015 for Furmanite and TEAM, respectively. TEAM and Furmanite pro forma for acquisition of Qualspec and divestiture of FTS, respectively.
(1) Inspection & Assessment revenue consists of Inspection and QIG revenue.

Enhances Geographic Scale, Scope and Customer Access

$ in millions

North America (84%)

Total LTM Revenue: $1,194.8



Furmanite
$261.2
TEAM
$933.6

Europe (10%)

Total LTM Revenue: $142.8



TEAM
$48.9
Furmanite
$93.9

Rest of World (6%)

Total LTM Revenue: $86.4



TEAM
$41.2
Furmanite
$45.2

Combined Entity Snapshot

	Team	Furmanite	Combined
Employees	6,000	2,300	8,300
Locations	140	80	220
Countries	15	16	22

Note: Represents LTM revenue as of June 30, 2015 and August 31, 2015 for Furmanite and TEAM, respectively.

Key Benefits

- Better attract and retain skilled employees
- Cross-sell services to existing customers
- Creates more "large project" capabilities
- Better access and service new customers
- Enhances purchasing power among supplier base

Creates Significant Cost Savings / Accretive to Earnings

- $20 – $25 million of annual cost synergies, expected to be fully realized within two years.
  - — Eliminate duplicative public company costs
  - — Streamline corporate and back-office support functions by leveraging common infrastructure and best practices
  - — Establish a coordinated customer interface
- Expanded platform for cross-selling full capabilities of Team.
- More capacity to handle larger projects and respond to evolving customer needs — beyond individual capabilities of either company.
- Improved flexibility to offer individual services or value-based, more fully integrated solution sets to solve critical customer problems.
- Accretive to earnings per share in first full fiscal year — expect $0.25-$0.30 accretion by 2017.

De-levers Balance Sheet and Creates Additional Financial Flexibility

Pro Forma Leverage Ratio (1)


3x
2x
1x
0x
2.7x
2.0x
TEAM Standalone
Pro Forma Combined (2)

Pro Forma Interest Coverage Ratio (3)


15x
10x
5x
0x
8.8x
11.4x
TEAM Standalone
Pro Forma Combined (2)

Note: Based on TEAM August 31, 2015 LTM Adjusted EBITDA and Furmanite LTM June 30, 2015 Adjusted EBITDA. TEAM and Furmanite results Pro Forma for acquisition of Qualspec and divestiture of FTS, respectively.

(1) Pro Forma Combined net debt includes transaction-related expenses and cash proceeds related to Furmanite's divestiture of FTS.
(2) Includes $20.0 million of synergies.
(3) Calculated as Pro Forma Adjusted EBIT divided by interest expense.

Summary Highlights

1. Creates Premier Global Industrial Services Company
2. Delivers a Balanced Portfolio of Standard to Specialty Services
3. Enhances Geographic Scale, Scope and Customer Access
4. Creates Significant Cost Savings / Accretive to Earnings
5. De-levers Balance Sheet and Creates Additional Financial Flexibility